Exhibit 99.1

Contact:	Frank Perez
Chief Financial Officer
615-599-2274

TENNESSEE COMMERCE BANCORP REPORTS

FIRST QUARTER 2011 RESULTS

FRANKLIN, Tenn. — (April 29, 2011) — Tennessee Commerce Bancorp, Inc. (NASDAQ: TNCC), the bank holding company of Tennessee Commerce Bank (the “Bank”), today reported financial results for the first quarter ended March 31, 2011.  The Company reported a net loss of $3.2 million for the quarter ended March 31, 2011, compared with net income of $1.4 million for the same period in 2010.  The net loss per diluted common share was $0.26 compared to net income per diluted common share of $0.24 for the same period in 2010.

The net loss for the period ended March 31, 2011 resulted from an additional $5.0 million of loan loss provision expense and $2.4 million associated with losses on repossessed assets, each by the Bank.  These charges combined accounted for a $0.37 per diluted share impact.  The loss on repossessions was mainly attributed to measures taken to dispose of all repossessions older than eighteen months. This was a result of measures taken to dispose of repossessions in accordance with our existing plan of accellerated reduction and pursuant to an agreed plan to comply with state law on holding periods for this type of asset.

Assets increased $68.0 million or 4.7% compared to the fourth quarter of 2010.  The increase in assets is mainly attributable to an increase of $55 million in securities available-for-sale and an increase of $32 million in federal funds sold offset in part by a decrease in gross loans of $21 million.

The net interest margin decreased slightly from 3.93% for the three months ended December 31, 2010, to 3.89% for the three months ended March 31, 2011.  The cost of interest bearing liabilities improved to 2.04% or 13 basis points from 2.17% for the 2010 fourth quarter.  DDA accounts increased $8.9 million or 29.0% from the 2010 fourth quarter.  The increase is a reflection of our continued push to reduce our cost of funding.

“We made significant progress during the quarter in our deposit funding base,” stated Mike Sapp, President and Chief Executive Officer of Tennessee Commerce Bancorp, Inc.  “One of our key strategic initiatives in 2011 is to enhance our deposit franchise.”

Total non-performing assets increased to $94.4 million or 3.5% at March 31, 2011, compared to $91.2 million at December 31, 2010.  The increase is mainly due to an increase in non-accruals of $5.1 million offset by a decrease of $2.9 million in repossessions for the period.  Net loan charge-offs for the three months ended March 31, 2011, were $4.3 million or an annualized 1.4% of average loans outstanding.

The loan loss provision for the three months ended March 31, 2011, was $8.9 million, which included the additional $5.0 million previously mentioned and increases the allowance for loans and lease losses to total loans to 2.16% at March 31, 2011 compared to 1.75% at December 31, 2010.

The efficiency ratio for the three months ended March 31, 2011, was 59.6% compared to 62.1% in the 2010 fourth quarter.  The improvement in the efficiency ratio is mainly attributed to lower operating expenses.

At March 31, 2011, the Bank satisfied the well capitalized regulatory guidelines, with total risk-based capital at 10.98% tier 1 capital 9.72%, and tier 1 leverage capital of 8.64%.  The holding company’s total risk based capital is 12.19%, tier 1 capital 10.93%, and tier 1 leverage capital of 9.73%.  Tangible common equity to tangible assets is 5.65% at March 31, 2011.  However, as a result of the recent regulatory events that were disclosed in our 10-K filing, we anticipate that our regulators will seek higher capital ratios, likely increasing our minimum total risk-based capital ratio to 12.00%, our tier 1 capital to 11.00%, and our tier 1 leverage capital to 9.00%.  Based on our regulatory capital ratios at March 31, 2011, Bank management believes that, if the proposed increased regulatory capital ratios materialize, such benchmarks could be achieved within a reasonable period of time through balance sheet management combined with earnings, which would preclude a need to raise additional outside capital.  However, we cannot give assurances that we will be given a reasonable period of time to achieve such ratios.

“We are disappointed by the events that occurred during the quarter and the resulting loss,” stated Mike Sapp, President and Chief Executive Officer of Tennessee Commerce Bancorp, Inc.  “We are committed to operating the Bank in a sound and profitable manner.  We have already increased our efforts to resolve the open issues that adversely affected us this quarter and return to profitability.”

First Quarter Conference Call

Schedule this webcast into MS-Outlook calendar (click open when prompted):

http://apps.shareholder.com/PNWOutlook/t.aspx?m=47483&k=00B6AF90

Toll-free:     877-312-5412

Conference ID: 61533881

Listen via Internet: http: //investor.shareholder.com/media/eventdetail.cfm?eventid=95966&CompanyID=ABEA-2G5D9Z&e=1&mediaKey=B8DF282067CD208270C595F65354F2C4

Tennessee Commerce will provide an online, real-time webcast and rebroadcast of its first quarter earnings conference call to be held at 11:00 a.m. Eastern on April 29, 2011.  The live broadcast will be available online at http://www.tncommercebank.com under the Investor Relations tab.

An audio replay of the conference call will be available approximately two hours after the call’s completion on our website at http://www.tncommercebank.com under the Investor Relations tab or by dialing one of the following Dial-In Numbers and the Conference ID shown below:

Encore Dial In #: (800) 642-1687 Encore Dial In #: (706) 645-9291

The recording will be available from: 04/29/2011 14:00 to 05/05/2011 23:59 Conference ID number: 61533881

About Tennessee Commerce Bancorp, Inc.

Tennessee Commerce Bancorp, Inc. is the parent company of Tennessee Commerce Bank.  The Bank provides a wide range of banking services and is primarily focused on business accounts.  Its corporate and banking office is located in Franklin, Tennessee.  Tennessee Commerce Bancorp’s stock is traded on the NASDAQ Global Market under the symbol TNCC.

Additional information concerning Tennessee Commerce can be accessed at www.tncommercebank.com.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about our regional economy and non-GAAP financial measures. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “outlook,” “estimate,” “continue,” “predict,” “project”,   “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to, the resolution of our recent regulatory examination, the effects of future economic, business and market conditions and changes, domestic and foreign, that may affect general economic conditions, governmental monetary and fiscal policies, negative developments in the financial services industry and U.S. and global credit markets, fluctuations in interest rates, changes in accounting policies, rules and practices,  other matters discussed in this press release and other factors identified in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date of this press release, and Tennessee Commerce undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this release. Tennessee Commerce is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet services.

TENNESSEE COMMERCE BANCORP, INC.

FINANCIAL HIGHLIGHTS

THREE MONTHS ENDED MARCH 31, 2011, DECEMBER 31, 2010 AND MARCH 31, 2010

	March 31,	December 31,	March 31,	Percent change vs.
(Dollars in thousands, except per share data)	2011	2010	2010	4Q ‘10	1Q ‘10
INCOME STATEMENT:
Net interest income	$13,153	$13,580	$13,249	-3.14%	-0.72%

Provision for loan losses	8,948	3,768	4,600	137.47%	94.52%

Other non interest (loss) income	(1,973)	(646)	268	205.42%	-836.19%

Securities (losses) gains	(119)	153	419	-177.78%	-128.40%

Total non-interest expense	6,588	8,126	6,509	-18.93%	1.21%
(Loss) income before income taxes	(4,475)	1,193	2,827	-475.10%	-258.30%
Income tax (benefit) expense	(1,651)	265	1,098	-723.02%	-250.36%
Net (loss) income	$(2,824)	$928	$1,729	-404.31%	-263.33%
Preferred dividends	(375)	(375)	(375)	0.00%	0.00%
Net (loss) income available to common shareholders	$(3,199)	$553	$1,354	-678.48%	-336.26%

MARKET DATA:
Earnings per share - basic (b)	$(0.26)	$0.05	$0.24	-620.00%	-208.33%
Earnings per share - diluted (b)	(0.26)	0.05	0.24	-620.00%	-208.33%
Book value per share at period end	7.05	7.31	12.09	-3.56%	-41.69%
Stock price at period end	4.90	4.88	7.55	0.41%	-35.10%
Market capitalization at period end	59,764,810	59,511,034	42,645,299	0.43%	40.14%

Weighted average common shares - basic (a)	12,195,301	12,194,884	5,647,379
Weighted average common shares - diluted (a)	12,195,301	12,194,884	5,700,753	0.00%	113.92%
Common share outstanding at period end	12,196,900	12,194,884	5,648,384	0.02%	115.94%

PERFORMANCE RATIOS:
Annualized return on average assets (a)(b)	-0.88%	0.15%	0.40%	-686.67%	-320.00%
Annualized return on average common equity (a)(b)	-14.68%	2.39%	8.19%	-714.23%	-279.24%
Yield on loans	6.28%	6.45%	6.75%	-2.64%	-6.96%
Yield on investments	3.39%	2.82%	4.93%	20.21%	-31.24%
Yield on earning assets	5.89%	6.01%	6.58%	-2.00%	-10.49%
Cost of interest bearing deposits	2.04%	2.17%	2.27%	-5.99%	-10.13%
Cost of borrowings	4.73%	4.67%	5.89%	1.28%	-19.69%
Cost of paying liabilities	2.09%	2.19%	2.37%	-4.57%	-11.81%
Net interest margin (annualized)	3.89%	3.93%	4.25%	-1.02%	-8.47%

OTHER RATIOS (NON GAAP):
Efficiency ratio (g)	59.56%	62.09%	46.71%	-4.07%	27.51%
Annualized return on average tangible assets	-0.88%	0.15%	0.40%	-686.67%	-320.00%
Annualized return on tangible common equity	-14.64%	2.32%	8.18%	-731.00%	-279.13%
Tangible book value per common share (d)	$7.05	$7.31	$12.09	-3.56%	-41.69%

TENNESSEE COMMERCE BANCORP, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)

THREE MONTHS ENDED MARCH 31, 2011, DECEMBER 31, 2010 AND MARCH 31, 2010

	March 31,	December 31,	March 31,	Percent change vs.
(Dollars in thousands, except per share data)	2011	2010	2010	4Q ‘10	1Q ‘10
BALANCE SHEET:
Securities available for sale	$182,644	$127,650	$96,506	43.08%	89.26%
Loans	1,208,610	1,229,811	1,186,171	-1.72%	1.89%
Allowance for loan losses	(26,114)	(21,463)	(20,110)	21.67%	29.86%
Other real estate owned	2,284	2,888	480	-20.91%	375.83%
Total assets	1,521,343	1,453,166	1,382,851	4.69%	10.01%
Total deposits	1,370,057	1,299,051	1,239,835	5.47%	10.50%
Borrowings	25,232	25,421	35,271	-0.74%	-28.46%
Shareholders’ equity	116,210	119,337	98,407	-2.62%	18.09%
Common Equity	86,210	89,337	68,407	-3.50%	26.03%
Tangible common equity (d)	86,210	89,337	68,407	-3.50%	26.03%
Nonperforming loans	59,089	54,020	34,792	9.38%	69.84%
Nonperforming assets	94,424	91,151	81,621	3.59%	15.69%
Past due 90 day loans and accruing	5,357	3,608	6,232	48.48%	-14.04%

ASSET QUALITY RATIOS:
Loans as a % of period end assets	79.44%	84.63%	85.78%	-6.13%	-7.38%
Nonperforming loans as a % period end loans	4.89%	4.39%	2.93%	11.30%	66.68%
Past due 90 day loans as a % period end loans	0.44%	0.29%	0.53%	51.08%	-15.64%
Nonperforming assets / Period end loans + OREO	7.80%	7.39%	6.88%	5.46%	13.37%
Allowance for loan losses as a % of period end loans	2.16%	1.75%	1.70%	23.80%	27.44%
Net-charge offs	$4,297	$4,047	$4,403	6.18%	-2.41%
Annualized net charge-offs as a percent of average loans (a)	1.42%	1.31%	1.51%	8.54%	-6.25%

CAPITAL & LIQUIDITY:
Total equity / Period end assets	7.64%	8.21%	7.12%	-6.98%	7.34%
Common eqiuity / Period end assets	5.67%	6.15%	4.95%	-7.82%	14.55%
Tangible common equity (d) / Tangible assets (f)	5.67%	6.15%	4.95%	-7.82%	14.55%
Average equity / Average assets (a)	8.04%	8.29%	7.08%	-2.95%	13.50%
Average equity / Average deposits (a)	8.99%	9.54%	7.93%	-5.76%	13.37%
Average loans / Average deposits (a)	91.42%	95.21%	94.51%	-3.98%	-3.27%

TENNESSEE COMMERCE BANCORP, INC.

FINANCIAL HIGHLIGHTS (CONTINUED)

THREE MONTHS ENDED MARCH 31, 2011, DECEMBER 31, 2010 AND MARCH 31, 2010

(a)  Averages are for the quarters ended March 31,  2011, December 31, 2010 and March 31, 2010

(b) Reported measure uses net income available to common shareholders

(c) Net income available to common shareholders for each period didvided by average tangible common equity during the applcable period. Average tangible shareholders’ equity during the applicable period less (i) average preferred stock during the applicable period and (ii) average goodwill and other intangibles during the period.

RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY TO AVERAGE TANGIBLE COMMON EQUITY

	THREE MONTHS ENDED
	March 31, 2011	December 31, 2010	March 31, 2010
AVERAGE SHAREHOLDERS’ EQUITY	$118,593	$122,118	$97,170
Less: average preferred stock, net of discount	29,736	29,713	29,644
Less: warrant	453	453	453
Less: average goodwill and other intangibles	—	—	—
AVERAGE TANGIBLE COMMON EQUITY	$88,404	$91,952	$67,073

(d) Tangible common equity equals ending shareholders’ equity less preferred stock, net of discount, warrant and goodwill and other intangibles, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY

	THREE MONTHS ENDED
	March 31, 2011	December 31, 2010	March 31, 2010
SHAREHOLDERS’ EQUITY	$116,210	$119,337	$98,407
Less: preferred stock, net of discount	29,747	29,724	29,655
Less: warrant	453	453	453
Less: goodwill and other intangibles	—	—	—
TANGIBLE COMMON EQUITY	$86,010	$89,160	$68,299

(e) Net income available to common shareholders for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill and other intangibles

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS

	THREE MONTHS ENDED
	March 31, 2011	December 31, 2010	March 31, 2010
AVERAGE ASSETS	$1,474,808	$1,473,799	$1,371,526
Less: average goodwill and other intangibles	—	—	—
AVERAGE TANGIBLE ASSETS	$1,474,808	$1,473,799	$1,371,526

(f) Tangible common equity divided by tangible assets. Tangible assets equals total assets less goodwill and other intangibles.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS

	THREE MONTHS ENDED
	March 31, 2011	December 31, 2010	March 31, 2010
TOTAL ASSETS	$1,521,343	$1,453,166	$1,382,851
Less: goodwill and other intangibles	—	—	—
TANGIBLE ASSETS	$1,521,343	$1,453,166	$1,382,851

RECONCILIATION OF EFFICIENCY RATIO

	THREE MONTHS ENDED
	March 31, 2011	December 31, 2010	March 31, 2010
NON-INTEREST EXPENSE	$6,588	$8,126	$6,509

NET-INTEREST INCOME	13,153	13,580	13,249
NON-INTEREST INCOME	(2,092)	(493)	687
NET REVENUES	11,061	13,087	13,936
EFFICIENCY RATIO	59.56%	62.09%	46.71%

(g) Efficiency ratio is calculated by deviding net rvenues into non-interest expense.

(h) Common book value at period end equals shareholders’ equity less preferred stock, net of discount and warrant, in each case at end of period

TENNESSEE COMMERCE BANCORP, INC.

CONSOLIDATED STATEMENTS OF INCOME

THREE MONTHS ENDED MARCH 31, 2011 AND 2010

(UNAUDITED)

	Three Months Ended
	March 31,
(Dollars in thousands, except per share data)	2011	2010
Interest income
Loans, including fees	$18,663	$19,264
Securities	1,248	1,237
Federal funds sold	16	2
Total interest income	19,927	20,503

Interest expense
Deposits	6,477	6,721
Other	297	533
Total interest expense	6,774	7,254

Net interest income	13,153	13,249

Provision for loan losses	8,948	4,600

Net interest income after provision for loan losses	4,205	8,649

Non-interest income
Service charges on deposit accounts	33	27
Securities gains	(119)	419
Gain (loss) on sale of loans	148	—
Loss on repossession	(2,380)	(1,085)
Other	226	1,326
Total non-interest (loss) income	(2,092)	687

Non-interest expense
Salaries and employee benefits	2,418	2,715
Occupancy and equipment	489	477
Data processing fees	515	534
FDIC expense	840	546
Professional fees	578	551
Other	1,748	1,686
Total non-interest expense	6,588	6,509

(Loss) income before income taxes	(4,475)	2,827

Income tax expense (benefit)	(1,651)	1,098
Net (loss) income	(2,824)	1,729
Preferred dividends	(375)	(375)

Net (loss) income available to common shareholders	$(3,199)	$1,354

Earnings (loss) per share (EPS):
Basic EPS	$(0.26)	$0.24
Diluted EPS	(0.26)	0.24

Weighted average shares outstanding:
Basic	12,195,301	5,647,379
Diluted	12,195,301	5,700,753

TENNESSEE COMMERCE BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

MARCH 31, 2011 (UNAUDITED), DECEMBER 31, 2010, AND MARCH 31, 2010

	March 31,	December 31,	March 31,
(Dollars in thousands, except per share data)	2011	2010 (1)	2010
ASSETS
Cash and due from banks	$14,379	$6,521	$6,710
Federal funds sold	46,165	14,214	9,710
Cash and cash equivalents	60,544	20,735	16,420

Securities available for sale	182,644	127,650	96,506

Loans	1,208,610	1,229,811	1,186,171
Allowance for loan losses	(26,114)	(21,463)	(20,110)
Net loans	1,182,496	1,208,348	1,166,061

Premises and equipment, net	2,188	2,335	2,058
Accrued interest receivable	9,800	8,746	10,321
Restricted equity securities	2,459	2,459	2,169
Income tax receivable	2,040	418	—
Bank-owned life insurance	28,132	27,969	25,860
Other real estate owned	2,284	2,888	480
Repossessions	27,694	30,635	39,993
Other assets	21,062	20,983	22,983
Total assets	$1,521,343	$1,453,166	$1,382,851

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Deposits
Non-interest-bearing	$32,193	$25,486	$23,108
Interest-bearing	1,337,864	1,273,565	1,216,727
Total deposits	1,370,057	1,299,051	1,239,835

Accrued interest payable	1,565	1,408	1,558
Accrued dividend payable	187	187	188
Short-term borrowings	2,034	—	8,750
Other liabilities	8,092	7,762	7,592
Long-term subordinated debt and other borrowings	23,198	25,421	26,521
Total liabilities	1,405,133	1,333,829	1,284,444
Shareholders’ equity
Preferred stock, 1,000,000 shares authorized; 30,000 shares of $0.50 par value Fixed Rate Cumulative Perpetual, Series A issued and outstanding at March 31, 2011, December 31, 2010 and March 31, 2010	15,000	15,000	15,000
Common stock, $0.50 par value; 20,000,000 shares authorized at March 31, 2011, December 31, 2010 and March 31, 2010; 12,196,900, 12,194,884 and 5,648,384 shares issued and outstanding at March 31, 2011, December 31, 2010 and March 31, 2010, respectively	6,098	6,097	2,823
Common stock warrant	453	453	453
Additional paid-in capital	84,587	84,391	63,368
Retained earnings	14,801	18,000	17,410
Accumulated other comprehensive loss	(4,729)	(4,604)	(647)
Total shareholders’ equity	116,210	119,337	98,407

Total liabilities and shareholders’ equity	$1,521,343	$1,453,166	$1,382,851

(1)  The balance sheet at December 31, 2010 has been derived from the audited consolidated financial statements at that date but does not include all of the information and notes required by generally accepted accounting principles for complete financial statements.

TENNESSEE COMMERCE BANCORP, INC.

AVERAGE BALANCE SHEET

THREE MONTHS ENDED MARCH 31, 2011, DECEMBER 31, 2010 AND MARCH 31, 2010

	Three Months			Three Months			Three Months
	Ended March 31,			Ended December 31,			Ended March 31,
	2011			2010			2010
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS

Interest earning assets
Securities (taxable) (1)	$142,103	$1,248	3.39%	$124,935	$895	2.82%	$100,283	$1,237	4.93%
Loans (2) (3)	1,205,856	18,663	6.28%	1,218,748	19,818	6.45%	1,157,948	19,264	6.75%
Federal funds sold	17,099	16	0.38%	25,994	34	0.52%	3,641	2	0.22%
Total interest earning assets	1,365,058	19,927	5.89%	1,369,677	20,747	6.01%	1,261,872	20,503	6.58%

Non-interest earning assets
Cash and due from banks	15,216			10,162			8,581
Net fixed assets and equipment	2,275			2,373			1,967
Accrued interest and other assets	92,259			91,587			99,106

Total assets	$1,474,808			$1,473,799			$1,371,526

LIABILITIES AND SHAREHOLDERS EQUITY

Interest-bearing liabilities
Deposits (other than demand)	1,288,780	6,477	2.04%	1,253,292	6,856	2.17%	1,202,175	6,721	2.27%
Federal funds purchased	184	1	2.20%	17,782	11	0.25%	3,961	8	0.82%
Subordinated debt	25,359	296	4.73%	25,500	300	4.67%	36,165	525	5.89%
Total interest-bearing liabilities	1,314,323	6,774	2.09%	1,296,574	7,167	2.19%	1,242,301	7,254	2.37%

Non-interest bearing liabilities
Non-interest bearing demand deposits	30,276			26,782			23,052
Other liabilities	11,616			28,325			9,003
Shareholders’ equity	118,593			122,118			97,170

Total liabilities and shareholders’ equity	$1,474,808			$1,473,799			$1,371,526

Net interest spread	3.80%			3.82%			4.21%

Net interest margin	3.89%			3.93%			4.25%

TENNESSEE COMMERCE BANCORP, INC.

CONSOLIDATED STATEMENTS OF INCOME

LINKED QUARTERS

(UNAUDITED)

	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR
(Dollars in thousands, except per share data)	2011	2010	2010	2010	2010
Interest income
Loans, including fees	$18,663	$19,818	$18,998	$19,840	$19,264
Securities	1,248	895	489	766	1,237
Federal funds sold	16	34	24	11	2
Total interest income	19,927	20,747	19,511	20,617	20,503

Interest expense
Deposits	6,477	6,856	6,811	6,774	6,721
Other	297	311	367	500	533
Total interest expense	6,774	7,167	7,178	7,274	7,254

Net interest income	13,153	13,580	12,333	13,343	13,249

Provision for loan losses	8,948	3,768	7,193	4,450	4,600

Net interest income after provision for loan losses	4,205	9,812	5,140	8,893	8,649

Non-interest income
Service charges on deposit accounts	33	32	30	33	27
Securities gains	(119)	153	38	277	419
Gain (loss) on sale of loans	148	442	(55)	741	—
Loss on repossession	(2,380)	(1,371)	(1,990)	(1,134)	(1,085)
Other	226	251	3,272	977	1,326
Total non-interest (loss) income	(2,092)	(493)	1,295	894	687

Non-interest expense
Salaries and employee benefits	2,418	3,836	2,859	2,661	2,715
Occupancy and equipment	489	558	551	446	477
Data processing fees	515	501	522	473	534
FDIC expense	840	1,252	1,288	515	546
Professional fees	578	725	1,212	523	551
Other	1,748	1,254	1,887	2,093	1,686
Total non-interest expense	6,588	8,126	8,319	6,711	6,509

(Loss) income before income taxes	(4,475)	1,193	(1,884)	3,076	2,827

Income tax expense (benefit)	(1,651)	265	(785)	1,190	1,098
Net (loss) income	(2,824)	928	(1,099)	1,886	1,729
Preferred dividends	(375)	(375)	(375)	(375)	(375)

Net (loss) income available to common shareholders	$(3,199)	$553	$(1,474)	$1,511	$1,354

Earnings (loss) per share (EPS):
Basic EPS	$(0.26)	$0.05	$(0.16)	$0.27	$0.24
Diluted EPS	(0.26)	0.05	(0.16)	0.26	0.24

Weighted average shares outstanding:
Basic	12,195,301	12,194,884	9,277,422	5,648,384	5,647,379
Diluted	12,195,301	12,194,884	9,277,422	5,737,048	5,700,753

TENNESSEE COMMERCE BANCORP, INC.

RECONCILIATION OF OTHER NON-INTEREST INCOME AND OTHER NON-INTEREST EXPENSE

LINKED QUARTERS

(UNAUDITED)

	1st QTR	4th QTR	3rd QTR	2nd QTR	1st QTR
(Dollars in thousands, except per share data)	2011	2010	2010	2010	2010
Other income:
Income from fiduciary activities	$1	$—	$1	$—	$—
Credit card income	16	13	24	16	13
ATM fees	—	—	—	11	15
Bank owned life insurance income	164	193	205	211	187
MMAX income	32	32	30	27	28
Other	13	13	3,012	712	1,083
Total other income	226	251	3,272	977	1,326

Other expenses
Supplies	39	36	28	48	25
Advertising	7	32	17	25	22
Amortization - software	62	38	36	36	24
Mileage	10	16	13	13	13
Travel expense	65	120	102	77	64
Public relations	98	57	50	46	63
Loan collections expense	89	(143)	435	123	84
Collections expense	862	707	652	810	793
Donations	12	29	42	287	20
Directors expense	127	46	33	82	77
Postage	17	13	14	4	21
Telephone	30	27	24	25	29
Check expense	11	11	8	9	7
CDAR’s fee expense	—	1	5	2	—
Subs & dues	72	75	45	47	49
State banking fees	55	64	65	64	65
Franchise tax expense	42	58	42	68	12
Losses other than loans	10	1	—	33	50
Miscellaneous expense	19	(78)	112	121	147
ATM / debit card expense	—	2	4	(4)	8
Credit card expense	47	34	59	32	26
Warrant expense	23	23	23	23	23
Insurance	20	30	30	46	34
Investor relations	31	55	48	76	30
Total other expense	1,748	1,254	1,887	2,093	1,686

TENNESSEE COMMERCE BANCORP, INC.

CONSOLIDATED STATEMENTS OF INCOME

ASSET QUALITY INFORATION

FOR QUARTER ENDED MARCH 31, 2010 AND YEARS ENDED DECEMBER 31, 2010, 2009 & 2008

	March 31,	December 31,	December 31,	December 31,
(Dollars in thousands, except ratios)	2011	2010	2009	2008
Allowance for loan losses:
Allowance for loan loss beginning of the period	$21,463	$19,913	$13,454	$10,321
Charge-offs	4,339	18,868	26,085	6,099
Recoveries	42	407	1,505	121
Net charge-offs	4,297	18,461	24,580	5,978
Provision for loan losses	8,948	20,011	31,039	9,111
Allowance for loan losses, end of period	$26,114	$21,463	$19,913	$13,454

General Reserve Trends:
Allowance for loan losses, end of period	$26,114	$21,463	$19,913	$13,454
Specific reserves	15,830	9,610	6,580	11,603
General reserves	$10,284	$11,853	$13,333	$1,851

Total loans	$1,208,610	$1,229,811	$1,171,301	$1,036,725
Impaired commercial loans	130,248	45,552	28,547	10,789
Impaired real estate loans
Construction	6,965	4,096	11,367	—
1-4 Family	6,040	5,581	671	20
Other	49,357	32,474	508	783
Consumer	729	—		11
Total impaired loans	193,339	87,703	41,093	11,603
Non impaired loans	$1,015,271	$1,142,108	$1,130,208	$1,025,122

Asset Quality Ratios:
Net charge-offs as a % of average assets (annualized for quarterly periods)	1.18%	1.25%	1.96%	0.57%
Allowance for loan losses as a % of period end loans	2.16%	1.75%	1.70%	1.30%
General reserves as a % of non-impaired loans	1.01%	1.04%	1.18%	0.18%

Non-performing assets:
Nonaccrual loans	57,410	52,315	19,151	11,603
Troubled debt	1,679	1,705	109	668
Total non-performing loans	59,089	54,020	19,260	12,271
Loans past due 90 days or more	5,357	3,608	1,328	18,788
Repossessions	27,694	30,635	24,440	15,395
Other real estate owned	2,284	2,888	814	5,764
Total non-performing assets	94,424	91,151	45,842	52,218
Percentage of non-performing loans to period end loans	4.89%	4.39%	1.64%	1.18%
Percentage of non-performing assets to period end loans	7.81%	7.41%	3.91%	5.04%
Percentage of non-performing assets to period end assets	6.83%	6.59%	3.31%	4.29%

Impaired Commercial Loan Portfolio Information
Remaining principal balance	$130,248	$45,552	$28,547	$10,789
Specific reserve	11,909	8,160	5,080	2,978
Book value, after specific reserve	$118,339	$37,392	$23,467	$7,811

Impaired real estate loans - Construction
Remaining principal balance	$6,965	$4,096	$11,367	$—
Specific reserve	1,354	950	400	—
Book value, after specific reserve	$5,611	$3,146	$10,967	$—

Impaired real estate loans - 1 - 4 Family
Remaining principal balance	$6,040	$5,581	$671	$20
Specific reserve	500	500	—	6
Book value, after specific reserve	$5,540	$5,081	$671	$14

Impaired Real Estate loans - Other
Remaining principal balance	$49,357	$32,474	$508	$783
Specific reserve	2,067	—	100	216
Book value, after specific reserve	$47,290	$32,474	$408	$567

Impaired Consumer loans
Remaining principal balance	$729	$—	$—	$11
Specific reserve	—	—	—	3
Book value, after specific reserve	$729	$—	$—	$8